Putnam
Florida
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

We are pleased to report that in a difficult market and economic environment Putnam Florida Tax Exempt Income Fund delivered positive returns during the fiscal year ended May 31, 2002. These results were achieved in no small measure by the investment strategy pursued by your fund's management team throughout the period.

On the following pages, you will find a full discussion of what has been driving the fund's performance as well as a view of prospects for the months ahead.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 17, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Change dominated the 12 months ending May 31, 2002, for Putnam Florida Tax Exempt Income Fund. A year ago, the Treasury yield curve was fairly flat, with not much difference between short-term and long-term rates. To stave off recession, the Federal Reserve Board began a program of easing short-term interest rates that reached historic proportions after the September 11 terrorist attacks. By the end of October, short- and intermediate-term rates were at historic lows as prices were driven up by the post-September 11 flight to quality, as well as the aggressive Fed easing that had begun in the spring. The result was a far steeper yield curve, which should have been favorable for the bond market. However, several events, including a recovering equity market and an improving economy, contributed to a major sell-off in November. Since then, the market has been somewhat volatile, but has become less so as we have approached the middle of 2002.

In this turbulent political, economic, and market environment, your fund has delivered solid returns. Although it slightly underperformed its benchmark index, the Lehman Municipal Bond Index, it finished well above the average for its Lipper category. The fund benefited from limited investments in the lower-rated, investment-grade realm and an overall defensive strategy that adjusted the fund's duration, a measure of interest-rate sensitivity, and its positioning on the yield curve.

Total return for 12 months ended 5/31/02

      Class A         Class B          Class M
    NAV     POP      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   6.47%   1.38%    5.78%  0.78%    6.16%   2.68%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care            22.4%

Water and
sewer                  10.5%

Utilities               7.4%

Transportation          3.8%

Housing                 2.1%

Footnote reads:
*Based on net assets as of 5/31/02. Holdings will vary over time.


* SELECT ISSUES IN LAND-DEVELOPMENT AND  HEALTH-CARE BONDS HELPED FUND

Although the fund maintained its weighting of 70% of assets in high-quality (AA or better) bonds, we had anticipated the narrowing of credit yield spreads, the difference between yields of higher- and lower-rated bonds, in the first half of the period. We consequently set out to research and judiciously select investments in the lower-rated investment-grade and sub-investment-grade arenas to take advantage of this trend. Land-development issues, or "dirt deals," stood out in Florida as attractive opportunities. Despite the poor national economy, low interest rates have kept mortgages affordable for the multitude of fair weather fans and retirees that flock to the Sunshine State each year. According to the U.S. Census Bureau, between 1980 and 1990, the population of Florida grew by 30%. Between 1990 and 2000, the population grew 20% more. As we invested in this surging demand for housing of all types, we looked to diversify geographically around the state. Tampa, Tallahassee, Jacksonville/Orange County, and Orlando provided investment opportunities and varied economic bases to spread risk in this dynamic sector. Many of the issues we invest in start out with a single major developer responsible for the payment of the special district tax that securitizes the bond. As the developer sub-divides the lots among smaller developers and they in turn sell lots to individuals, the risk lessens that the special district tax will not be paid. Subsequently, as the risk declines, the chances for an upgrade to the bond's credit rating increases, as does the potential for its price appreciation.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 57.6%

Aa/AA -- 7.1%

A -- 8.7%

Baa/BBB -- 13.9%

Ba/BB -- 5.6%

VMIG1 -- 6.7%

Other -- 0.4%

Footnote reads:

*As a percentage of market value as of 5/31/02. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


In August of 2000, we bought $3 million worth of bonds with a coupon of 6.15%, and a maturity of 2004, issued for the Maple Ridge Community Development District, a 48.4-acre development located in coastal Broward County. There were three factors that led to this purchase decision. First, the development was well established, with 50% of the houses already under construction, which greatly reduced the risk of project abandonment. Second, the bond structure was attractive, as the issuing authority agreed to create an escrow fund with sale proceeds, instead of using these proceeds to pay back bond principal. This structure eliminated any uncertainty regarding when creditors would receive cash flows and offered the possibilities of appreciation and a credit-rating upgrade if sales were strong. Finally, the location was promising, as this section of Broward County had been projected to see above-average population growth. As we anticipated, the housing sales were strong and the bond's price appreciated.

Fund Profile

Putnam Florida Tax Exempt Income Fund seeks to provide high current income free from federal income tax, consistent with the preservation of capital. The fund also tries to invest so it is exempt from Florida intangibles tax. It is suitable for investors seeking tax-free income through a portfolio of municipal bonds.

Health care, currently the largest industry sector represented in the fund's portfolio, has also been a factor in your fund's successful performance. The Florida health-care market is highly competitive, but the growth of the senior citizen population in the state is an overwhelming positive for the industry. Historically, we have been very selective in this competitive arena and have focused primarily on investment-grade bonds. One example, issued by Lee County, Florida IDA for Shell Point Village, pays a coupon of 5.50% with a maturity of 11/15/2029. Shell Point Village is a large, well-established, and financially sound continuing-care retirement community in Fort Myers. The facility has an attractive campus and high occupancy rate with competent management. It also has an extremely desirable location, very close to the causeway leading to the seashell capital of the world, Sanibel Island.

* ACTIVE MANAGEMENT PAID OFF ACROSS THE PERIOD

Strategic moves by the fund's management team proved effective throughout the year as the fund's duration and yield-curve positioning were adjusted to changes in the fiscal and economic backdrop. The fund's duration, which is a measure of interest-rate sensitivity, was kept longer than that of its benchmark when the bond markets rallied in the first half of the fiscal year. The longer a bond fund's duration, the more sensitive it is to changes in interest rates. Positioned as such, your fund reaped the benefits of declining rates and rising bond prices. In the last six months, we have gradually reversed this position, taking several incremental steps to shorten duration so that the fund became more defensive.

Our yield-curve positioning was "bulleted" during the first half of the period when the bond market rally was in full force. This means that the maturities of the bonds in the fund were concentrated in the intermediate part of the curve. Since intermediate-maturity bonds typically benefit the most when rates drop and the curve steepens, this strategy had a positive effect on performance. As the environment changed and the economy picked up strength, we started selling holdings in the intermediate part of the curve, and buying on the short and long ends of the yield curve. The combination of short- and long-term bonds does not experience as much price volatility when the yield curve flattens. When it begins to flatten, as we believe it will, this strategy should benefit Putnam municipal funds.

* FLORIDA'S CREDIT RATING

Florida depends on sales tax revenues to finance 75% of its General Fund. Much of the sales tax revenue is derived from the tourism industry, which has significantly declined in the past year due to the impact of the national recession and the effects of September 11. This may explain why, in December 2001, Moody's changed its credit outlook for Florida from Aa2 Stable to Aa2 Negative. However, we believe that Florida will not actually receive the lower credit rating from Moody's. First, the state's economy is strengthening: the unemployment rate has declined in each of the three most recent months with available numbers, from 5.50% in February to 5.10% in April. Second, the state took timely and substantial budgetary actions that closed a $1.3 billion budget shortfall for the 2001-2002 fiscal year. Furthermore, it cut spending by $722 million, canceled a scheduled tax cut of $128 million, and transferred $487 million in reserves to the General Fund. Florida still has $1 billion in reserves. Finally, in a show of fiscal integrity, the State Legislature passed the 2002-2003 budget on May 13, 2002, almost two months prior to the start of the new fiscal year. The budget is balanced at about $20.7 billion, but, more importantly, it retains about $1 billion in reserves for emergencies should the budget come under pressure. We believe Moody's may remove Florida from its negative outlook status and reinstate its stable outlook.

* ECONOMY SHOULD IMPROVE SLOWLY BUT STEADILY

An improving economy and greater appreciation and demand for municipal bonds should be a positive influence for the lower-rated investment-grade and sub-investment-grade bonds in the fund's portfolio. We believe Putnam Florida Tax Exempt Income Fund remains strongly grounded in its high-quality base but a slight overweighting in lower-rated bonds should help the fund's performance as the yield spread narrows over the coming year. It is apparent that we are at an inflection point in terms of interest rates and the yield curve. The Fed has clearly stopped easing, and should begin tightening at some point. However, we believe rate increases may begin as late as early 2003 and will probably be more substantial than most analysts currently expect. Right now, the strength of the economic recovery is still somewhat uncertain, with conflicting reports making it difficult to determine when corporate profits will improve. In addition, the accounting problems of Enron and other companies have put a damper on the bond market, particularly in the high-yield area, and especially among technology and telecommunications companies. We believe these issues will clear up, and that an emphasis by corporations and municipalities on strong balance sheets, debt reduction, and fiscal conservatism will be beneficial for bond investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/02, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the Tax Exempt Fixed-Income Team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Jerome Jacobs, and Joyce Dragone.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 5/31/02

                     Class A           Class B           Class M
(inception dates)   (8/24/90)          (1/4/93)          (5/1/95)
                   NAV     POP        NAV    CDSC       NAV    POP
------------------------------------------------------------------------------
1 year            6.47%   1.38%      5.78%   0.78%     6.16%   2.68%
------------------------------------------------------------------------------
5 years          30.54   24.28      26.39   24.39     28.58   24.36
Annual average    5.47    4.44       4.79    4.46      5.16    4.46
------------------------------------------------------------------------------
10 years         79.08   70.52      67.03   67.03     73.65   68.09
Annual average    6.00    5.48       5.26    5.26      5.67    5.33
------------------------------------------------------------------------------
Annual average
(life of fund)    6.68    6.24       5.92    5.92      6.32    6.02
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/02

                              Lehman Municipal         Consumer
                                 Bond Index           price index
------------------------------------------------------------------------------
1 year                             6.50%                 1.13%
------------------------------------------------------------------------------
5 years                           35.59                 12.12
Annual average                     6.28                  2.31
------------------------------------------------------------------------------
10 years                          92.26                 28.49
Annual average                     6.76                  2.54
------------------------------------------------------------------------------
Annual average
(life of fund)                     7.36                  2.68
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average annualized return for the 60 funds in the Lipper Florida Municipal Debt Funds category over the 12 months ended 5/31/02 was 5.49%. Over the 5- and 10-year periods ended 5/31/02 annualized returns for the category were 5.07% and 5.99%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/92

                Fund's class A       Lehman Municipal      Consumer price
Date            shares at POP          Bond Index             index

5/31/92             9,525                10,000               10,000
5/31/93            10,810                11,197               10,322
5/31/94            10,783                11,473               10,558
5/31/95            11,712                12,521               10,895
5/31/96            12,041                13,094               11,210
5/31/97            13,220                14,180               11,460
5/31/98            14,214                15,511               11,654
5/31/99            14,669                16,236               11,897
5/31/00            14,649                16,096               12,276
5/31/01            16,121                18,053               12,706
5/31/02           $17,052               $19,226              $12,849

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,703 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,365 ($16,809 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/02

                            Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                      12              12              12
------------------------------------------------------------------------------
Income                    $0.44172        $0.38117        $0.413771
------------------------------------------------------------------------------
Capital gains 1               --              --              --
------------------------------------------------------------------------------
  Total                   $0.44172        $0.38117        $0.413771
------------------------------------------------------------------------------
Share value:            NAV     POP          NAV        NAV     POP
------------------------------------------------------------------------------
5/31/01                $9.15   $9.61        $9.15      $9.15   $9.46
------------------------------------------------------------------------------
5/31/02                 9.29    9.75         9.29       9.29    9.60
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                  4.61%   4.39%        3.96%      4.31%   4.17%
------------------------------------------------------------------------------
Taxable
equivalent 3            7.51    7.15         6.45       7.02    6.79
------------------------------------------------------------------------------
Current
30-day SEC
yield 4                 4.05    3.86         3.40       3.75    3.63
------------------------------------------------------------------------------
Taxable
equivalent 3            6.60    6.29         5.54       6.11    5.91
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                      Class A           Class B              Class M
(inception dates)    (8/24/90)          (1/4/93)            (5/1/95)
                    NAV     POP        NAV    CDSC         NAV    POP
------------------------------------------------------------------------------
1 year             6.75%   1.66%      5.97%   0.97%       6.33%   2.86%
------------------------------------------------------------------------------
5 years           30.41   24.20      26.16   24.15       28.47   24.28
Annual average     5.45    4.43       4.76    4.42        5.14    4.44
------------------------------------------------------------------------------
10 years          77.74   69.35      65.73   65.73       72.16   66.53
Annual average     5.92    5.41       5.18    5.18        5.58    5.23
------------------------------------------------------------------------------
Annual average
(life of fund)     6.72    6.29       5.95    5.95        6.35    6.06
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be less or more than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment return and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Florida Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Florida Tax Exempt Income Fund, including the fund's portfolio, as of May 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended May 31, 2000 were audited by other auditors whose report dated July 10, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Florida Tax Exempt Income Fund as of May 31, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG  LLP
Boston, Massachusetts
July 5, 2002


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THE FUND'S PORTFOLIO
May 31, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.5%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Florida (85.6%)
-------------------------------------------------------------------------------------------------------------------
                    Brevard Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Courtenay Springs)
$         2,000,000 7 3/4s, 11/15/17                                                      AAA/P       $   2,295,000
          2,345,000 7 1/2s, 11/15/09                                                      AAA/P           2,679,163
          3,500,000 Broward Cnty., Rev. Bonds (Wheelaborator), Ser. A,
                    5s, 12/1/06                                                           AA-             3,626,875
                    Dade Cnty., Professional Sports Franchise Fac. Tax. Rev.
                    Bonds, MBIA
          2,500,000 5 3/4s, 4/1/13                                                        Aaa             2,771,875
          8,000,000 4 3/4s, 10/1/30                                                       Aaa             7,400,000
          2,750,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds (Ascension
                    Hlth. Credit), Ser. A-1, 5 3/4s, 11/15/29                             Aaa             2,880,625
          5,500,000 Escambia Cnty; Poll. Control Rev. Bonds (Champion
                    Intl. Corp.), 6.9s, 8/1/22                                            Baa2            5,747,500
          1,100,000 FL Cap. Region Cmnty. Dev. Dist. Special Assmt. Rev.
                    Bonds, Ser. B, 5.95s, 5/1/06                                          BB-/P           1,105,500
            400,000 FL Gulf Coast U. VRDN (Gulf Coast U.), 1 1/2s, 8/1/30
                    (First Union National Bank)                                           A-1+/P            400,000
          3,210,000 FL Hsg. Fin. Corp. Rev. Bonds (Noah's Landing Apts.),
                    Ser. H-1, FSA, 5 3/8s, 12/1/41                                        Aaa             3,077,588
                    FL State Board of Ed. G.O. Bonds
          1,000,000 6.4s, 6/1/19                                                          AAA             1,010,000
          7,000,000 (Pub. Ed.), Ser. A, 4 3/4s, 6/1/28                                    AA+             6,536,250
          5,000,000 FL State Board Ed. Rev. Bonds, Ser. B, FGIC,
                    5 3/4s, 7/1/10                                                        Aaa             5,593,750
          8,000,000 FL State Dept. Env. Protection Rev. Bonds, Ser. B,
                    MBIA, 5s, 7/1/11                                                      Aaa             8,530,000
          6,745,000 FL State Gen. Svcs. Board of Fins. Rev. Bonds, FSA,
                    8 1/4s, 7/1/13 (acquired 9/2/98, cost $8,561,355) (RES)               AAA/P           8,734,775
          3,540,000 FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A,
                    AMBAC, 6.1s, 10/1/22                                                  BBB/P           3,606,375
          2,000,000 FL State Muni. Pwr. Agcy. IFB, AMBAC, 9.39s, 10/1/20
                    (acquired 7/10/92, cost $2,101,200) (RES)                             Aaa             2,145,280
          2,000,000 Fleming Island Plantation Cmnty. Dev. Dist. Special
                    Assmt. Rev. Bond, Ser. B, 7 3/8s, 5/1/31                              BB/P            2,155,000
          3,000,000 Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, 7 1/4s,
                    10/1/29                                                               BBB-/P          3,142,500
                    Hillsborough Cnty., Indl. Dev. Auth. Poll. Control Rev.
                    Bonds (Tampa Elec. Co.)
          2,500,000 Ser. 91, 7 7/8s, 8/1/21                                               A1              2,573,425
          3,645,000 6 1/4s, 12/1/34                                                       A1              3,795,356
          4,725,000 Hillsborough Cnty. Rev. Bonds (Jail project), Ser. A,
                    FGIC, 4 3/4s, 11/1/25                                                 Aaa             4,435,590
                    Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                    (Cypress Village)
          1,350,000 7s, 12/1/22                                                           Baa2            1,384,979
          3,650,000 7s, 12/1/14                                                           Baa2            3,745,667
                    Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
          9,000,000 (Shell Point Village), Ser. A, 5 1/2s, 11/15/29                       BBB-            7,875,000
          3,250,000 (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25                     BB-/P           2,973,750
          7,000,000 Lee Cnty., Rev. Bonds, MBIA, 5s, 10/1/06                              Aaa             7,402,500
                    Leesburg, Hosp. Rev. Bonds (Leesbury Regl. Med. Ctr.)
          1,000,000 Ser. 91-A, 7 1/2s, 7/1/21                                             AAA/P           1,024,330
          2,065,000 6 1/8s, 7/1/18                                                        A               2,093,394
         15,600,000 Manatee Cnty. VRDN (FL Pwr. & Light Co. Project),
                    1.35s, 9/1/24                                                         VMIG1          15,600,000
                    Maple Ridge Cmnty. Dev. Dist. Special Assmt.
                    Rev. Bonds, Ser. B
          2,300,000 6.15s, 11/1/04 (Prerefunded)                                          AAA/P           2,492,625
            700,000 6.15s, 11/1/04                                                        BBB-/P            702,625
          2,750,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3            2,825,625
            600,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       BB                502,500
          2,500,000 North Broward, Hosp. Dist. Rev. Bonds, 6s, 1/15/31                    A3              2,525,000
                    Oakstead Cmnty. Dev. Dist. Cap. Impt., Rev. Bonds
          1,000,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,032,500
          2,000,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            2,037,500
          4,000,000 Orange Cnty., Hlth. Facs. Auth. IFB, 11.905s, 10/1/14
                    (acquired 4/19/95, cost $5,273,120) (RES)                             BBB+/P          5,865,000
                    Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Orlando Regl. Hlth. Care)
          5,000,000 MBIA, 6 1/4s, 10/1/18                                                 Aaa             5,831,250
          1,000,000 5 3/4s, 12/1/32                                                       A2                992,500
          1,300,000 Orange Cnty., Hsg. Fin. Auth. VRDN (Sundown
                    Assoc. II), Ser. A, 1.43s, 6/1/04                                     A-1+            1,300,000
         10,000,000 Orange Cnty., School Board COP, Ser. A, 5 3/8s, 8/1/22                Aaa            10,150,000
          5,950,000 Orlando, Util. Comm. Wtr. & Swr. Fin. Syst. Rev. Bonds,
                    Ser. D, 6 3/4s, 10/1/17                                               Aa2             7,154,875
          1,689,000 Osceola Cnty., Indl. Dev. Auth. Rev. Bonds (Cmnty.
                    Provider Pooled Loan Program), Ser. A, FSA,
                    7 3/4s, 7/1/10                                                        Aaa             1,703,306
            135,000 Palm Beach Cnty., Single Fam. Hsg. Auth. Rev. Bonds,
                    Ser. A, GNMA Coll., 7.2s, 10/1/24                                     Aaa               137,869
          3,000,000 Palm Beach Cnty., School Board COP, Ser. A, AMBAC,
                    6 3/8s, 8/1/15                                                        Aaa             3,288,750
          5,000,000 Pinellas Cnty., Poll. Control Rev. Bonds (FL Pwr. Corp.),
                    7.2s, 12/1/14                                                         A2              5,106,300
          7,230,000 Port Everglades, Auth. Rev. Bonds (FL Port Impt.),
                    7 1/8s, 11/1/16                                                       Aaa             8,802,525
          3,380,000 Putnam Cnty., Pwr. VRDN, 1.35s, 9/1/24                                VMIG1           3,380,000
          2,390,000 Santa Rosa Cnty., Hlth Fac. Auth. Rev. Bonds
                    (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14                       BBB+            2,419,875
                    Sarasota Cnty., Pub. Hosp. Board Rev. Bonds
                    (Sarasota Memorial Hosp.), Ser. B, MBIA
          2,000,000 5 1/4s, 7/1/16                                                        Aaa             2,127,500
          2,000,000 5 1/4s, 7/1/15                                                        Aaa             2,127,500
          2,000,000 5 1/4s, 7/1/14                                                        Aaa             2,135,000
          2,670,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds,
                    Ser. A-1, FSA, 7.05s, 1/1/30                                          Aaa             2,800,163
          4,840,000 Sumter Cnty., School Dist. Rev. Bonds (Multi Dist.
                    Loan Program), FSA, 7.15s, 11/1/15                                    Aaa             6,128,650
          2,395,000 Tallahassee, Energy Syst. Rev. Bonds, Ser. A,
                    5 1/4s, 10/1/12                                                       AA              2,601,569
                    Tampa Bay Wtr. Util. Syst. Rev. Bonds, FGIC
          4,355,000 5 3/4s, 10/1/15                                                       Aaa             4,926,594
          2,000,000 6s, 10/1/29                                                           Aaa             2,272,500
          3,000,000 Tampa Hosp. Rev. Bonds (Cap. Impt.-H, Lee Moffit),
                    Ser. A, 5 3/4s, 7/1/29                                                A               2,981,250
          6,000,000 Tampa, Rev. Bonds (Allegany Hlth. Syst. St. Joseph),
                    MBIA, 6 1/2s, 12/1/23                                                 Aaa             6,727,500
                    Tampa, Util. Tax Rev. Bonds, AMBAC
          2,500,000 6s, 10/1/06                                                           AAA             2,790,625
          5,800,000 zero %, 10/1/17                                                       Aaa             2,711,500
          2,410,000 Vista Lakes Cmnty. Dev. Dist. Cap. Impt. Rev. Bonds,
                    Ser. B, 6.35s, 5/1/05                                                 BB+/P           2,449,163
          1,200,000 Walnut Creek Cmnty. Dev. Dist. Special Assmt. Rev.
                    Bonds, Ser. B, 6.4s, 5/1/05                                           BB/P            1,215,000
          2,405,000 Waterlefe Cmnty., Dev. Dist. Rev. Bonds, Ser. B,
                    6 1/4s, 5/1/10                                                        BB/P            2,432,056
          5,000,000 Winter Haven, Util. Syst. Rev. Bonds, MBIA,
                    4 3/4s, 10/1/28                                                       Aaa             4,650,000
                                                                                                      -------------
                                                                                                        245,669,242

Louisiana (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              CCC/P           1,001,250

Massachusetts (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30                            BBB             2,075,000

Minnesota (0.3%)
-------------------------------------------------------------------------------------------------------------------
            875,000 MN Agricultural & Econ. Dev. Rev. Bonds (Evangelical
                    Lutheran Project), 6s, 2/1/27                                         A3                887,031

New York (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Metro. Trans. Auth. Rev. Bonds, Ser. A, FSA, 5s, 11/15/30             Aaa               963,750

Puerto Rico (6.8%)
-------------------------------------------------------------------------------------------------------------------
          5,280,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. Z,
                    MBIA, 6 1/4s, 7/1/15                                                  Aaa             6,256,800
          5,950,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 6s, 7/1/12                                                       AAA             6,894,563
          2,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, MBIA,
                    5 1/4s, 7/1/14                                                        Aaa             2,182,500
          3,800,000 PR Indl. Tourist Edl. Med. & Environ. Control Fac. Fing.
                    Auth. Hosp. Rev. Bonds (Auxilio Muto Obligation
                    Group), Ser. A, MBIA, 6 1/4s, 7/1/16                                  Aaa             4,137,250
                                                                                                      -------------
                                                                                                         19,471,113

South Carolina (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1              2,012,500

Tennessee (3.7%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, MBIA, 5 3/4s, 7/1/23                    Aaa            10,475,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $271,932,618) (b)                                         $ 282,554,886
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $286,910,822.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2002. The Moody's or Standard & Poor's ratings indicated are are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $271,932,618, resulting in gross unrealized appreciation and depreciation of $12,529,979 and $1,907,711, respectively, or net unrealized appreciation of $10,622,268.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2002 was $16,745,055 or 5.8% of net assets.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2002.

      The fund had the following industry group concentrations greater than 10% at May 31, 2002 (as a percentage of net assets):

          Health care             22.4%
          Water & sewer           10.5

      The fund had the following insurance concentrations greater than 10% at May 31, 2002 (as a percentage of net assets):

          MBIA                    25.4%
          FSA                     10.6

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$271,932,618) (Note 1)                                                         $282,554,886
-------------------------------------------------------------------------------------------
Cash                                                                              1,607,017
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,338,637
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              315,022
-------------------------------------------------------------------------------------------
Total assets                                                                    288,815,562

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               306,565
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    973,370
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           82,348
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        359,341
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           26,987
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       17,181
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,385
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              118,452
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               19,111
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,904,740
-------------------------------------------------------------------------------------------
Net assets                                                                     $286,910,822

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $278,759,906
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (77,782)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                             (2,393,570)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       10,622,268
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $286,910,822

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($225,858,816 divided by 24,307,094 shares)                                           $9.29
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.29)*                                $9.75
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($59,987,119 divided 6,456,547 shares)+                                               $9.29
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,064,887 divided by 114,649 shares)                                                $9.29
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.29)**                               $9.60
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2002
Interest income:                                                                $16,310,350
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,456,199
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      282,613
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   12,123
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,332
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               447,991
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               563,397
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 4,553
-------------------------------------------------------------------------------------------
Other                                                                               125,914
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,901,122
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (56,252)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,844,870
-------------------------------------------------------------------------------------------
Net investment income                                                            13,465,480
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    243,240
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     483,610
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the year                                                                   3,661,708
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,388,558
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $17,854,038
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended May 31
                                                                    -----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $ 13,465,480          $ 13,827,219
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                          726,850               347,240
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              3,661,708            16,313,592
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   17,854,038            30,488,051
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax exempt income
   Class A                                                            (10,657,339)          (10,587,412)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,718,664)           (3,191,877)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (40,469)              (26,089)
-------------------------------------------------------------------------------------------------------
  From ordinary income
   Class A                                                                 (7,306)               (2,313)
-------------------------------------------------------------------------------------------------------
   Class B                                                                 (2,117)                 (816)
-------------------------------------------------------------------------------------------------------
   Class M                                                                    (31)                   (5)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (7,698,843)            1,216,548
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (3,270,731)           17,896,087

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     290,181,553           272,285,466
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment
income of $77,782 and $86,363, respectively)                         $286,910,822          $290,181,553
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.15        $8.62        $9.30        $9.45        $9.14
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .44          .46          .47          .46          .47
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .53         (.68)        (.16)         .32
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .58          .99         (.21)         .30          .79
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.46)        (.47)        (.45)        (.48)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.46)        (.47)        (.45)        (.48)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.29        $9.15        $8.62        $9.30        $9.45
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.47        11.61        (2.18)        3.20         8.80
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $225,859     $217,697     $200,961     $233,454     $237,910
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85          .84          .86          .98          .96
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.77         5.04         5.35         4.87         5.06
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 18.26        25.47        15.32        32.08        42.40
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.15        $8.62        $9.30        $9.45        $9.14
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .38          .40          .42          .40          .42
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .53         (.68)        (.16)         .31
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .52          .93         (.26)         .24          .73
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.40)        (.42)        (.39)        (.42)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.40)        (.42)        (.39)        (.42)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.29        $9.15        $8.62        $9.30        $9.45
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.78        10.89        (2.81)        2.56         8.10
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $59,987      $71,747      $70,805      $81,876      $71,925
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.50         1.49         1.51         1.63         1.61
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.12         4.39         4.70         4.23         4.40
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 18.26        25.47        15.32        32.08        42.40
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.15        $8.62        $9.29        $9.44        $9.14
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .41          .43          .45          .43          .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .14          .53         (.67)        (.16)         .30
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .55          .96         (.22)         .27          .75
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.43)        (.45)        (.42)        (.45)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.43)        (.45)        (.42)        (.45)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.29        $9.15        $8.62        $9.29        $9.44
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.16        11.28        (2.37)        2.88         8.36
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,065         $738         $520       $1,308       $1,244
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.15         1.14         1.16         1.28         1.26
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.47         4.73         5.02         4.60         4.74
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 18.26        25.47        15.32        32.08        42.40
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2002

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $1,551,000 available to offset future capital gains, if any, which will expire on May 31, 2008.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2002, the fund reclassified $30,973 to increase distributions in excess of net investment income and $30,973 to decrease accumulated net realized loss. The calculation of net investment income per share in the financial highlights table excludes these adjustments. As of May 31, 2002, the undistributed tax exempt income on a tax basis was $201,508.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2002, the fund's expenses were reduced by $56,252 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $578 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $29,295 and $555 from the sale of class A and class M shares, respectively and $139,777 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended May 31, 2002, Putnam Retail Management, acting as underwriter received $47,482 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $51,350,231 and $74,818,851, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,801,587        $ 44,463,791
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               519,692           4,822,585
---------------------------------------------------------------------------
                                             5,321,279          49,286,376

Shares repurchased                          (4,799,153)        (44,445,018)
---------------------------------------------------------------------------
Net increase                                   522,126        $  4,841,358
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,162,930        $ 37,946,943
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               517,591           4,688,986
---------------------------------------------------------------------------
                                             4,680,521          42,635,929

Shares repurchased                          (4,201,792)        (38,204,625)
---------------------------------------------------------------------------
Net increase                                   478,729        $  4,431,304
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,015,529        $  9,430,602
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               106,608             989,189
---------------------------------------------------------------------------
                                             1,122,137          10,419,791

Shares repurchased                          (2,506,473)        (23,278,228)
---------------------------------------------------------------------------
Net decrease                                (1,384,336)       $(12,858,437)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,548,971        $ 14,081,771
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               134,784           1,220,182
---------------------------------------------------------------------------
                                             1,683,755          15,301,953

Shares repurchased                          (2,056,611)        (18,703,642)
---------------------------------------------------------------------------
Net decrease                                  (372,856)       $ (3,401,689)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     31,119            $291,420
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,039              28,241
---------------------------------------------------------------------------
                                                34,158             319,661

Shares repurchased                                (154)             (1,425)
---------------------------------------------------------------------------
Net increase                                    34,004            $318,236
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     34,815           $ 315,879
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,648              14,895
---------------------------------------------------------------------------
                                                36,463             330,774

Shares repurchased                             (16,107)           (143,841)
---------------------------------------------------------------------------
Net increase                                    20,356           $ 186,933
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to June 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.93% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Trustee
                                                                 Emeritus of Washington & Lee
                                                                 University. Prior to October 1997,
                                                                 January 1998, and May 2001, Mr.
                                                                 Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of May 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan
  Companies, Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam,
  III, is the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President, Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam
  Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a
  Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian Ferguson (7/3/57),             Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58),
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Investments, LLC and Putnam
Vice President                                                   Management. Prior to July 1998,
                                                                 Managing Director, Swiss Bank Corp.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President and CIO
Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


AN046-79318  037/365/453  7/02